Exhibit 10.2

SECURED REVOLVING PROMISSORY NOTE

Up to $1,500,000.00                                                                      May 18, 2007

FOR VALUE RECEIVED, the undersigned, JMJ TECHNOLOGIES, INC., a Georgia corporation (hereafter called "Borrower") having its principal place of business at 2000 RiverEdge Parkway, Atlanta, GA 30328 promises to pay to the order of WIFIMED HOLDINGS COMPANY, INC., a Nevada corporation, having its principal place of business at 3320 Keenland Road, Marietta, GA 30062 (hereafter called "Lender"), at the office of Lender set forth above, or such other place as Lender may direct in writing, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00), or such part thereof as shall have been advanced or disbursed to the undersigned and remain unpaid, together with interest as hereinafter provided.

Interest shall accrue on the outstanding principal balance from the date of each advance hereunder until this Note is paid in full. The rate of interest at the inception hereof shall be ten percent (10%) per annum. Throughout the term of this Note interest shall be computed on the basis of a three hundred sixty (360) day year and be paid on the basis of the actual number of days elapsed, as a daily rate, on the principal balance from time to time outstanding.

The Lender (i) provided there exists no default under this Note, the Loan Agreement between Borrower and Lender of even date herewith ("Loan Agreement”) or any of the other Loan Documents (as defined under the Loan Agreement), and subject to the terms and provisions of the Loan Agreement, shall advance for the account of the Borrower an aggregate principal amount of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) and (ii) in the sole discretion of the Lender, and provided there exists no default under this Note, the Loan Agreement or any of the other Loan Documents, and subject to the terms and provisions of the Loan Agreement, may lend or advance for the account of Borrower from time to time under this Note, but only with Borrower's written consent, up to an additional aggregate principal amount of ONE MILLION TWO HUNDRED FIFTY THOUSAND and NO/100 DOLLARS ($1,250,000.00).

The outstanding principal balance as of any day shall be the outstanding principal balance as of the beginning of the day, plus any advances made pursuant to the loan charged to the account on that day (exclusive of interest) and less any payments of principal credited to the account on that day.

The total unpaid balance (principal, interest and charges) shall be due 90 days from the date either Lender or Borrower terminate the Letter of Intent dated March 26, 2007.

The Borrower hereby authorizes the Lender to record on the Schedule annexed to this Note, with a copy provided to Borrower, the amount and type of all revolving credit loans made to the Borrower, all renewals and payments of principal amounts in respect of such revolving credit loans, and the outstanding principal amount of all revolving credit loans; provided, however, that the failure to make such notation with respect to any revolving credit loan or payment shall not limit or otherwise affect the obligation of the Borrower under this Revolving Credit Note as to amounts actually borrowed hereunder.

The payment and performance of this Note is secured by a security interest in all assets of Borrower granted pursuant to the Security Agreement between Borrower and Lender of even date herewith.

Any payments of principal shall be applied to the reduction of principal, unless the indebtedness evidenced by this Note shall be in default, in which event, all payments received, of whatever nature, shall be first applied to incurred and unpaid charges and fees, then to accrued and unpaid interest, and then to the payment of unpaid principal in such manner as Lender shall elect.

This Note or any portion thereof may be paid at any time without penalty. If any payment of principal or of interest on this Note or any other sum due hereunder is not paid as and when the same becomes due, or if any other default shall occur hereunder and such default shall remain uncured after ten (10) days written notice to Borrower, or if any default should occur under the Loan Agreement or any of the other Loan Documents (as defined in the Loan Agreement), and such default shall continue beyond any applicable cure period provided therein, then the Lender, at its option and without further notice, demand or presentment for payment to the undersigned or others, may declare due and payable in 90 days the outstanding principal balance of this Note together with all accrued and unpaid interest thereon to the date of default and together with interest thereafter at 18%, provided that the default interest rate shall not exceed the maximum rate permitted by law, together with all costs and fees, including reasonable attorney fees and court costs (through and including any and all collection, trial, appellate and administrative procedures) incurred by the Lender in collecting or enforcing payment thereof, and all other sums due hereunder or under the Loan Documents, anything herein or in the Loan Documents to the contrary notwithstanding, all without any relief whatever from any valuation or appraisement laws (to the full extent permitted by law), and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to the Lender in this Note or in the Loan Documents.

Any notice that must be given Borrower under this Note will be given by hand delivery, nationally recognized overnight courier service, or by mailing same to the Borrower by certified mail, return receipt requested, postage prepaid. All notices will be addressed to Borrower at the addresses set forth in the introductory paragraph of this Note unless Lender is given written notice of a different address given as herein provided.

Any notice that must be given to the Lender under this Note will be given by hand delivery, nationally recognized overnight courier service, or by mailing it by certified mail, return receipt requested, postage prepaid. All notices will be addressed to the Lender at the address set forth in the introductory paragraph of this Note, unless Borrower is given written notice of a different address as herein provided.

Borrower waives presentment for payment, demand, notice of dishonor, nonpayment or other default, notice of protest and protest of this Note, and does hereby consent to any number of extensions of time, renewals, waivers, modifications, substitutions or releases of collateral, or releases of Borrower, that may be made or granted by Lender with respect to the payment or performance of the provisions of this Note.

In the event of default, Borrower agree to pay all costs of collection, including all court costs, other legal expenses, and reasonable attorneys' fees, incurred by Lender in consultation or in conjunction with judicial, administrative or arbitration proceedings, through and including any and all collection, trial, appellate and administrative proceedings.

No delay or omission by Lender in exercising any right shall operate as a waiver of such right or any other right hereunder.

This note shall be construed under and controlled and governed by the laws of the State of Nevada.

BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING, BUT NOT LIMITED TO, ANY CLAIMS, CROSS-CLAIMS AND THIRD-PARTY CLAIMS) ARISING IN CONNECTION WITH THIS NOTE, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREIN, AND ALL AND ANY COMBINATION OF THE FOREGOING. BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER NOR THE LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE
EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.
BORROWER ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS LOAN, INCLUDING THIS NOTE, BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

IN WITNESS WHEREOF, this note has been duly executed and delivered on the date first above written.
JMJ TECHNOLOGIES, INC.
By:
Name:__________________________
Title:__________________________

SCHEDULE TO REVOLVING CREDIT NOTE

Amount of Principal Renewed or Paid	Principal Balance of Revolving Credit Note	Date	Name of Person Making Notation